EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Manakoa Services Corporation (the "Company") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date: April 25, 2005                               By: /s/ G. Robert Williams
                                                    ----------------------------
                                                    G. Robert Williams
                                                    C.E.O.
                                                   (Principle Executive Officer)

Date: April 25, 2005                               By: /s/ James C. Katzaroff
                                                    ----------------------------
                                                    James C. Katzaroff
                                                    President & Acting Treasurer
                                                   (Principle Financial Officer)




A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Manakoa Services Corporation and will be retained by Manakoa Services Corporation, and furnished to the Securities and Exchange Commission or its staff upon request.